UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2017
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[  ]  Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02 Results of Operations and Financial Condition.
The Company issued a press release on October 18, 2017 announcing its results of operations for the quarter ended September 30, 2017 and certain other information. The press release is furnished as Exhibit 99.

Item 8.01 Other Events.
The Company's 2018 Annual Meeting of Shareholders will be held Thursday, July 26, 2018. The deadlines and instructions for submission of director nominees and other shareholder proposals for consideration at the 2018 Annual Meeting are set forth in MGIC’s definitive proxy statement filed with the Securities and Exchange Commission on June 19, 2017.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Pursuant to General Instruction B.2 to Form 8-K, the Company's October 18, 2017 press release is furnished as Exhibit 99 and is not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	October 18, 2017	By: \s\ Julie K. Sperber

Julie K. Sperber
Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99	Press Release dated October 18, 2017. (Pursuant to General Instruction B.2 to Form 8-K, this press release is furnished and is not filed.)